UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 19, 2013

TECTON CORPORATION

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-141817	03-0611187
(Commission File Number)	(IRS Employer Identification No.)

15500 Roosevelt Blvd, Suite 301

Clearwater, FL, 33760

(Address of principal executive offices and zip code)

(727) 289-0010

 (Registrant’s telephone number including area code)

Althardstrasse 10
CH-8105 Regensdorf, Switzerland

 (Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01 Other Events

During the last few weeks, the Company began filing its outstanding quarterly and annual reports with the SEC.  In addition, Endeavour Cooperative Partners, LLC filed an ownership Form 3 to report its acquisition of a greater than 10% interest in the Company.  As a result, there has been speculation on the Internet as to a potential merger with Endeavour and or its subsidiaries.  Accordingly, we feel it necessary to file this Report to inform the public and current shareholders that there are no plans to merge the Company with Endeavour or Spartan Securities Group LLC or Island Capital Management, LLC.  And, should there be any corporate merger or reorganization in the future, existing shareholders will likely realize significant dilution to their stock holdings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECTON CORPORATION
Dated: February 19, 2013	By:	/s/ MICAH ELDRED
Name: Micah Eldred Title: President and Chief Executive Officer

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